                                                                    EXHIBIT 10.1



                           FOURTH AMENDMENT AGREEMENT


         This Fourth Amendment Agreement dated as of November 1, 2002 (this "Amendment") is among Newfield Exploration Company, a Delaware corporation ("Company"), the lenders parties hereto ("Banks") and JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as Agent ("Agent"). In consideration of the mutual covenants contained herein, the Company, the Agent and the Banks agree as set forth herein.

         1. Amendments to the Agreement. The Credit Agreement dated as of January 23, 2001 among the Company, the Banks and the Agent as amended by the First Amendment Agreement dated as of January 31, 2001, the Second Amendment dated as of May 1, 2001, the Letter Agreement dated as of March 7, 2002, and the Third Amendment dated as of August 22, 2002 (as amended, the "Agreement") is hereby amended as follows:

                  1.1 Section 1.02. Section 1.02 of the Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:

                  "BWT Forward Sale" shall mean the gas forward sale obligations of EEX to Bob West Treasure L.L.C. pursuant to the Natural Gas Inventory Forward Sale Contract between EEX E&P Company, L.P. and Bob West Treasure L.L.C. dated as of December 31, 1999.

                  "Forward Sale Deduction Amount" shall mean, at any time, the greater of (i) $60,000,000 or (ii) the principal amount outstanding under the BWT Forward Sale plus the Mark to Market Hedge Exposure (the "Exposure Amount"). The Exposure Amount shall initially be $58,000,000 and shall be calculated thereafter monthly on the first day of each month beginning on January 1, 2003 (the "Calculation Date") (for each month that the Forward Sale Deduction Amount is deducted from the Calculated Borrowing Base pursuant to Section 2.08(g)). On each Calculation Date, the Borrower shall give written notice to the Agent by telecopy (as provided in Section 12.02) of the principal amount outstanding under the BWT Forward Sale and the Mark to Market Hedge Exposure (calculated on a monthly basis).

                  "Fourth Amendment" shall mean the Fourth Amendment Agreement dated as of November 1, 2002, among the Company, various Banks and the Agent pertaining to this Agreement.

                  "Mark to Market Hedge Exposure" shall mean the mark to market hedge position unwind costs for natural gas and interest rate swaps and other costs associated with the termination of the BWT Forward Sale.

                  "May 2003 Redetermination Date" shall have the meaningp assigned to such term in Section 2.08(f).

                  1.2 Section 2.08. Clause (f) of Section 2.08 of the Agreement is hereby amended to read as follows:

                  (f) From the date of the Third Amendment to the first Redetermination Date after August 22, 2002 (the "November 2002 Redetermination Date"), the amount of the Calculated Borrowing Base shall be $525,000,000. From the November 2002 Redetermination Date to the earlier of (i) the Acquisition Date or (ii) the first Redetermination Date after the November 2002 Redetermination Date (the "May 2002 Redetermination Date"), the amount of the Calculated Borrowing Base shall be $520,000,000.

Section 2.08 is hereby further amended by adding the following clause (g) after clause (f) in such Section:

                  (g) From the Acquisition Date to the May 2003 Redetermination Date, the Calculated Borrowing Base shall be $655,000,000, reduced dollar for dollar by the Forward Sale Deduction Amount as calculated
         (i) on the Acquisition Date and (ii) on the first day of each month thereafter. Each such reduction of the Calculated Borrowing Base pursuant to this Section 2.08(g) shall constitute a "redetermination" for purposes of Section 2.07(c). If the BWT Forward Sale is still in place as of the May 2003 Redetermination Date, the Required Lenders shall determine in their sole discretion at such time the effect that the amounts outstanding under the BWT Forward Sale and the Mark to Market Hedge Exposure shall have on the Calculated Borrowing Base.

                  1.3 Section 9.01. Section 9.01 of the Agreement is hereby amended by (i) deleting the word "and" from the end of clause (m) of such Section, (ii) deleting the period at the end of clause (n) of such Section and adding the phrase "; and" at the end of such clause, and (iii) adding the following clause (o) after clause (n) of such Section:

                  (o) The BWT Forward Sale.

                  1.4 Section 9.02. Section 9.02 of the Agreement is hereby amended by (i) deleting the word "and" at the end of clause (f) of such Section,
(ii) deleting the period at the end of clause (g) of such Section and adding the phrase "; and" at the end of such clause, and (iii) adding the following clause
(h) after clause (g) of such Section:

                  (h) Liens arising under the BWT Forward Sale.

         2. Miscellaneous.

                  2.1 Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with Section 12.04 of the Agreement.

                  2.2 Governing Law. This Amendment and the Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

                  2.3 Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any of the other documents executed in connection with the Agreement remain in full force and effect. Terms used herein which are not defined herein and are defined in the Agreement, as amended hereby, are used herein as defined in the Agreement, as amended hereby.

                  2.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  2.5 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement as amended hereby.

                  2.6 Representations. The Company hereby represents and warrants to the Agent and the Banks that the representations and warranties contained in Section 7 of the Agreement, as amended hereby, are true and correct on and as of the date hereof, unless such representation or warranty was expressly limited to an earlier date (which representation or warranty remains true as to such earlier date) or except as such representations and warranties are modified to give effect to transactions expressly permitted by the Agreement, as amended hereby, or in the case of Section 7.15 of the Agreement, changes of which the Agent has been notified.

                  2.7 Authority, etc. The Company hereby represents and warrants to the Agent and the Banks that (i) this Amendment has been duly executed and delivered by the Company, (ii) the execution, delivery and performance of this Amendment and the performance of, and consummation of the transactions contemplated by, the Agreement, as amended hereby, are within the power of the Company, have been duly authorized by all necessary corporate action, do not contravene (A) the charter or by-laws of the Company, (B) any applicable rule, regulation, order, writ, injunction or decree, or (C) law or any material contractual restriction binding on or affecting the Company, and will not result in or require the creation or imposition of any Lien prohibited by the Agreement, (iii) this Amendment and the Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors' rights generally, and (iv) no authorization, consent, license or approval of, or other action by, and no notice to or filing with, any governmental authority, regulatory body or other Person is required for the due execution, delivery and performance of this Amendment or the performance of the Agreement, as amended hereby, or for the consummation of the transactions contemplated thereby.

                  2.8 Default. Without limiting any other event which may constitute an Event of Default, in the event any representation or warranty set forth herein shall be untrue in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                  2.9 Effectiveness. This Amendment shall become effective, as of the date first above written, when it shall have been executed by the Company, the Agent and the Banks.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                               COMPANY:

                               NEWFIELD EXPLORATION COMPANY



                               By:      /s/ TERRY W. RATHERT
                                  ----------------------------------------------
                               Name:    Terry W. Rathert
                                    --------------------------------------------
                               Title:   Vice President & Chief Financial Officer
                                     -------------------------------------------


                               AGENT:

                               JP MORGAN CHASE BANK
                               (formerly The Chase Manhattan Bank), as Agent



                               By:      /s/ ROBERT C. MERTENSOTTO
                                  ----------------------------------------------
                               Name:    Robert C. Mertensotto
                                    --------------------------------------------
                               Title:   Managing Director
                                     -------------------------------------------

                               BANKS:

                               JPMORGAN CHASE BANK
                               (formerly The Chase Manhattan Bank)



                               By:      /s/ ROBERT C. MERTENSOTTO
                                  ----------------------------------------------
                               Name:    Robert C. Mertensotto
                                    --------------------------------------------
                               Title:   Managing Director
                                     -------------------------------------------


                               BANK OF AMERICA, NATIONAL ASSOCIATION



                               By:      /s/ RICHARD STEIN
                                  ----------------------------------------------
                               Name:    Richard Stein
                                    --------------------------------------------
                               Title:   Principal
                                     -------------------------------------------


                               BANK OF MONTREAL



                               By:      /s/ JAMES V. DUCOTE
                                  ----------------------------------------------
                               Name:    James V. Ducote
                                    --------------------------------------------
                               Title:   Director
                                     -------------------------------------------


                               FLEET NATIONAL BANK



                               By:      /s/ DANIEL S. SCHOCKLING
                                  ----------------------------------------------
                               Name:    Daniel S. Schockling
                                    --------------------------------------------
                               Title:   Director
                                     -------------------------------------------


                               WACHOVIA BANK, NATIONAL ASSOCIATION



                               By:      /s/ PHILIP TRINDER
                                  ----------------------------------------------
                               Name:    Philip Trinder
                                    --------------------------------------------
                               Title:   Vice President
                                     -------------------------------------------

                               BANK ONE, NA



                               By:      /s/ RONALD L. DIERKER
                                  ----------------------------------------------
                               Name:    Ronald L. Dierker
                                    --------------------------------------------
                               Title:   Director, Capital Markets
                                     -------------------------------------------


                               CREDIT LYONNAIS NEW YORK BRANCH



                               By:      /s/ JACQUES BUSQUET
                                  ----------------------------------------------
                               Name:    Jacques Busquet
                                    --------------------------------------------
                               Title:   Executive Vice President
                                     -------------------------------------------


                               BNP PARIBAS



                               By:      /s/ DAVID DODD
                                  ----------------------------------------------
                               Name:    David Dodd
                                    --------------------------------------------
                               Title:   Director
                                     -------------------------------------------


                               By:      /s/ BETSY JOCHER
                                  ----------------------------------------------
                               Name:    Betsy Jocher
                                    --------------------------------------------
                               Title:   Vice President
                                     -------------------------------------------


                               UFJ BANK LIMITED



                               By:      /s/ CLYDE L. REDFORD
                                  ----------------------------------------------
                               Name:    Clyde L. Redford
                                    --------------------------------------------
                               Title:   Senior Vice President
                                     -------------------------------------------


                               THE BANK OF NEW YORK



                               By:      /s/ PETER W. KELLER
                                  ----------------------------------------------
                               Name:    Peter W. Keller
                                    --------------------------------------------
                               Title:   Vice President
                                     -------------------------------------------

                               MIZUHO CORPORATE BANK, LTD.



                               By:      /s/ HITOSHI SEJIMA
                                  ----------------------------------------------
                               Name:    Hitoshi Sejima
                                    --------------------------------------------
                               Title:   SVP & GM
                                     -------------------------------------------


                               DEUTSCHE BANK TRUST COMPANY AMERICAS



                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               BANK OF OKLAHOMA, N.A.



                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               NATEXIS BANQUES POPULAIRES


                               By:      /s/ DONOVAN C. BROUSSARD
                                  ----------------------------------------------
                               Name:    Donovan C. Broussard
                                    --------------------------------------------
                               Title:   Vice President
                                     -------------------------------------------


                               By:      /s/ DANIEL PAYER
                                  ----------------------------------------------
                               Name:    Daniel Payer
                                    --------------------------------------------
                               Title:   Vice President
                                     -------------------------------------------


                               COMERICA BANK-TEXAS



                               By:      /s/ CHARLES E. HALL
                                  ----------------------------------------------
                               Name:    Charles E. Hall
                                    --------------------------------------------
                               Title:   Sr. Vice President
                                     -------------------------------------------

                               BANK OF SCOTLAND



                               By:      /s/ JOSEPH FRATUS
                                  ----------------------------------------------
                               Name:    Joseph Fratus
                                    --------------------------------------------
                               Title:   First Vice President
                                     -------------------------------------------